UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 6, 2001



                               IES Utilities Inc.
             (Exact name of registrant as specified in its charter)


             Iowa                      0-4117-1                 42-0331370
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)               File Number)           Identification No.)

                  Alliant Energy Tower
          200 First Street, SE, Cedar Rapids, Iowa               52401
        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 319-398-4411

Item 5.  Other Events.
         ------------

         On March 6, 2001, IES Utilities Inc. (the "Company") agreed to sell $200,000,000 aggregate principal amount of its 6 3/4% Series B Senior Debentures due 2011 (the "Senior Debentures") in a public offering through Legg Mason Wood Walker, Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The closing for the sale of the Senior Debentures is scheduled for March 12, 2001. The Senior Debentures are registered on a Registration Statement on Form S-3 (Registration No. 333-55906) as filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement, among the Company and the underwriters named therein, and the Officers' Certificate creating the Senior Debentures are filed herewith.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.
                  ---------

                  The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IES UTILITIES INC.



Date:  March 9, 2001                 By: /s/ John E. Kratchmer
                                        -------------------------------------
                                        John E. Kratchmer, Corporate Controller
                                         and Chief Accounting Officer



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
                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number         Description of Exhibit
------         ----------------------

1 Underwriting Agreement, dated as of March 6, 2001, by and among IES Utilities Inc. and the underwriters, including Legg Mason Wood Walker, Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4 Officers' Certificate, dated as of March 6, 2001, executed and delivered in connection with the issuance and sale of IES Utilities Inc.'s 6 3/4% Series B Senior Debentures due 2011.



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